UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2015
Commission File Number: 001-36261
CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2015, CHC Group Ltd. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2015, which ended January 31, 2015. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 17, 2015, the Company will conduct a properly noticed conference call to discuss its results of operations for the third quarter ended January 31, 2015 and to answer questions raised by the call’s participants. The conference call will be held on March 17, 2015 at 8 a.m. (Eastern Time) and can be accessed via www.chc.ca/presentations. Analysts wishing to participate in the call are invited to dial into and register for the call at (877) 407-0778 or (201) 689-8565, using Conference ID 13600646.

Participants are encouraged to dial in 15 minutes before the start of the conference call to secure a line. To view a webcast of the slides, please visit the Investor Relations section of the Company’s website at www.chc.ca/presentations. An archived replay of the conference call will be available at the Investor Relations section of the Company’s website at www.chc.ca/presentations. A copy of the slide presentation to be used on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Additional Information
The preferred shares offered to the purchaser in the private placement will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Cautionary Note on Forward Looking Statements:
This Form 8-K (including Exhibits 99.1 and 99.2) contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements, other than statements of historical fact included in this Form 8-K, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: volatility in the oil and gas sector generally, and the potential impact of such volatility on offshore exploration and production, particularly on demand for offshore transportation services, competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, exchange rate fluctuations, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated March 16, 2015
99.2	Investor Presentation by CHC Group Ltd.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Group Ltd.

By: /s/ Russ Hill Russ Hill Authorized Signatory

Date: March 16, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 16, 2015
99.2	Investor Presentation by CHC Group Ltd.